FOR IMMEDIATE RELEASE
March 5, 2010

Contact: Michael K. Frisby 202-625-4328

AFL-CIO HIT’S STRONG PERFORMANCE EARNS A
TOP 10 RANKING FROM MORNINGSTAR

Ranking Continues HIT’s Outstanding Investment Performance Despite Volatile Economy

WASHINGTON – Morningstar, Inc. has cited the AFL-CIO Housing Investment Trust (HIT) as one of the nation’s top ten managers in its fixed-income class for the five-year period ending December 31, 2009.  The HIT placed eighth among fixed-income vehicles with a similar risk profile, as recently reported in Pensions & Investments.

Morningstar, one of the world’s leading investment research firms, ranked the HIT as a top ten manager for the one-year and/or five-year period for 13 of the last 18 quarters.

“We are proud of the HIT’s consistency in meeting its investment objectives through periods of market turmoil and recovery,” said Chang Suh, Executive Vice President and Chief Portfolio Manager.  “The HIT has steadily generated competitive returns for our investors and protected their capital by focusing on investments in high credit quality mortgage-backed securities. These are generating good jobs and affordable housing that are particularly important to local communities in this jobless recovery.”

The HIT is currently providing financing for 15 multifamily projects around the country.  The projects will create nearly 2,000 units of housing while generating more than 3,000 union construction jobs.

The HIT is a fixed-income investment company registered with the Securities and Exchange Commission, with approximately 350 investors and over $3.6 billion in assets. The HIT invests primarily in government and agency insured and guaranteed multifamily and single family mortgage-backed securities.  The investment objective of the HIT is to provide competitive returns for its investors and to promote collateral objectives such as the construction of affordable housing and the generation of employment for union members in the construction trades and related industries.  Since its inception, the HIT has invested over $5 billion to finance more than 86,000 units of housing nationwide, generating more than 59,000 union jobs.

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Morningstar used its Principia Separate Account database to compare fixed-income investment vehicles with a similar risk profile.  The rankings include funds in Morningstar’s Intermediate Government Bond and Intermediate-Term Bond categories.  The rankings compare 28 funds for the five-year period, using performance results self-reported to Morningstar.  Rankings are based on gross returns for the five-year period ended December 31, 2009, which reflect no deduction for expenses.  The HIT’s gross return for that five-year period was 5.52%.  The HIT’s net return for the five-year period ended December 31, 2009, which does reflect deductions for expenses, was 5.10%.  The Morningstar findings can be viewed on the Pensions & Investments website at: http://www.pionline.com/article/20100222/CHART/302229970/-1/TOPPERFORMINGMANAGERS

The HIT’s net returns for the 1-, 3-, 5-, and 10-year periods ending January 31, 2010, were 8.04%, 6.69%, 5.29%, and 6.74%, respectively.  The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available on the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 6 of the HIT’s current prospectus.  The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index.  Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

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